UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 18, 2020
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1617 Sixth Avenue, Seattle, Washington 98101
(Address of principal executive offices)
Registrant’s telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
e) Compensatory Arrangements of Certain Officers
This amended Current Report on Form 8-K/A amends Item 5.02(e) of the Current Report on Form 8-K, filed by Nordstrom, Inc. (“Company”) with the Securities and Exchange Commission on August 20, 2020, relating to compensatory arrangements of the Company’s five Named Executive Officers (“NEOs”) as set forth in the Company’s proxy statement dated April 7, 2020. As referenced in the original filing, the number of stock options (“Options”) to be awarded to the NEOs were to be determined pursuant to a formula approved by the Compensation, People and Culture Committee (“Committee”) of the Company’s Board of Directors, but at the time of the filing of the Current Report on Form 8-K not all inputs for the formula were available. For that reason, the number of Options actually awarded was indeterminable at the time of the prior filing. This amended Current Report on Form 8-K/A is being filed to update the prior filing and provide that information.
As previously reported in the Current Report on Form 8-K, on August 18, 2020, the Committee awarded Options, effective August 27, 2020, to the Company’s NEOs. The number of Options awarded to each of the NEOs is provided in the table below.

Named Executive Officer	Options Awarded
Erik B. Nordstrom Chief Executive Officer (Principal Executive Officer)	245,829
Peter E. Nordstrom President, Nordstrom Inc. and Chief Brand Officer	245,829
Anne L. Bramman Chief Financial Officer (Principal Financial Officer)	281,657
Kenneth J. Worzel Chief Operating Officer	366,540
Edmond Mesrobian Chief Technology Officer	212,207
ITEM 9.01 Financial Statements and Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Executive Vice President,
General Counsel and Corporate Secretary

Date: September 10, 2020